THIS CONVERTIBLE SENIOR SECURED DEBENTURE AND THE COMMON STOCK ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") NOR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNTIL (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE COMPANY OR OTHER COUNSEL TO THE HOLDER OF SUCH DEBENTURE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH DEBENTURE AND/OR COMMON STOCK MAY BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

                              HALSEY DRUG CO., INC.
                     5% Convertible Senior Secured Debenture
                               Due March 31, 2006

$14,136,782                                                      No. N-S
December 20, 2002

         HALSEY DRUG CO., INC., a corporation organized under the laws of the State of New York (the "Company"), for value received, hereby promises to pay to GALEN PARTNERS III, L.P., or registered assigns (the "Payee" or "Holder"), upon due presentation and surrender of this Debenture, on March 31, 2006 (the "Maturity Date"), the principal amount of FOURTEEN MILLION ONE HUNDRED THIRTY-SIX THOUSAND SEVEN HUNDRED EIGHTY-TWO DOLLARS ($14, 136,782) and accrued interest thereon as hereinafter provided.

         This Debenture was issued by the Company pursuant to a certain Debenture Purchase Agreement dated as of December 20, 2002 among the Company and certain purchasers identified therein, including the Payee (together with the Schedules and Exhibits thereto, the "Purchase Agreement") relating to the purchase and sale of 5% Convertible Senior Secured Debentures due March 31 , 2006 (together with the Interest Payment Debentures referred to below) (the "Debentures") in the aggregate principal amount of up to $35,000,000. The holders from time to time of the Debentures (including the Holder) are referred to hereinafter as the "Holders". The Holder is entitled to the benefits of the Purchase Agreement, including, without limitation, the rights upon the occurrence and during the continuance of an Event of Default and the benefits of security interests and guaranties referred to below. Reference is made to the Purchase Agreement and the documents entered into pursuant thereto with respect to certain additional rights of the Holder and obligations of the Company and its Subsidiaries not expressly set forth herein. Capitalized terms used herein but not otherwise defined herein shall have the meaning ascribed thereto in the Purchase Agreement. All such rights and obligations set forth in the Purchase Agreement are incorporated herein by reference.

                                   ARTICLE I

              PAYMENT OF PRINCIPAL AND INTEREST; METHOD OF PAYMENT
              ----------------------------------------------------

      1.1. Payment of the principal on this Debenture shall be made in cash, in immediately available funds, such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Interest (computed on the basis of a 360-day year of twelve 30-day months) shall accrue on the unpaid portion of said principal amount from time to time outstanding at the rate of five percent (5%) per annum (the "Stated Interest Rate"), and shall be paid by the Company to the Payee at three (3) month intervals, on each January 1, April 1, July 1 and October 1 during the term of this Debenture, commencing January 1, 2003, and on the Maturity Date (each such date being an "Interest Payment Date") and on the dates specified therefore in Article III hereof. The payment of accrued interest on this Debenture shall be made in the form of 5% convertible senior secured debentures (each, an "Interest Payment Debenture") identical in all respects to this Debenture; provided, however, that (i) the principal amount of such Interest Payment Debenture upon issuance shall be the accrued and unpaid interest for the immediately preceding calendar quarter, (ii) the date of such Interest Payment Debenture shall be its issue date, and (iii) the Conversion Price (as defined in Section 3.1(a) hereof) of such debenture shall equal the average of the closing bid and asked prices for the Company's Common Stock as reported in the Over-the-Counter Bulletin Board ("OTC Bulletin Board")(or such other over-the-counter market or exchange on which the Company's Common Stock may then be traded or admitted for trading) for the twenty (20) trading days immediately preceding the date of such interest payment. No cash interest payments will be made on this Debenture, except on the Maturity Date pursuant to the terms of the Interest Rate Debentures. Both principal hereof and interest hereon are payable at the Holder's address above or such other address as the Holder shall designate from time to time by written notice to the Company. The Company will pay or cause to be paid all sums becoming due hereon for principal by check or wire transfer, at the Holder's election, and interest in the form of an Interest Payment Debenture, sent to the Holder's above address or to such other address as the Holder may designate for such purpose from time to time by written notice to the Company, without any requirement for the presentation of this Debenture or making any notation thereon, except that the Holder hereof agrees that payment of the final amount due shall be made only upon surrender of this Debenture to the Company for cancellation. Prior to any sale or other disposition of this instrument, the Holder hereof agrees to endorse hereon the amount of principal paid hereon and the last date to which interest has been paid hereon and to notify the Company of the name and address of the transferee.

      1.2. In the event any payment of principal or, (except to the extent otherwise specified herein) interest or both shall remain unpaid for a period of two (2) business days or more, a late charge equivalent to five (5%) percent of each installment shall be charged and may be satisfied by the Company's issuance of an Interest Payment Debenture having a principal amount which includes such late charge. Interest on the indebtedness evidenced by this Debenture after default or maturity accelerated shall be due and payable at the rate of seven (7%) percent per annum, subject to the limitations of applicable law.

      1.3. If this Debenture or any installment hereof becomes due and payable on a Saturday, Sunday or public holiday under the laws of the State of New York, the due date hereof shall be extended to the next succeeding full business day and interest shall be payable at the rate of five (5%) percent per annum during such extension. All payments received by the Holder shall be applied first to the payment of all accrued interest payable hereunder.

                                   ARTICLE II

                             SECURITY/SUBORDINATION
                             ----------------------

      2.1. The obligations of the Company under this Debenture are secured pursuant to security interests on and collateral assignments of, assets, tangible and intangible, of the Company granted by the Company to the Holder and the other Holders pursuant to a General Security Agreement dated as of December 20, 2002, and the collateral assignments referred to in the Purchase Agreement. In addition, each of Houba, Inc. ("Houba") and Halsey Pharmaceuticals, Inc., each a wholly owned subsidiary of the Company (individually a "Guarantor" and collectively, the "Guarantors"), has executed and delivered in favor of the Holder and the other Holders a Continuing Unconditional Guaranty, dated an even date herewith (each a "Guarantee"), guaranteeing the full and unconditional payment when due of the amounts payable by the Company to the Holder and the other Holders pursuant to the terms of their respective Debentures. The obligations of each Guarantor under its Guaranty are secured ( subject to the Subordination Agreement) pursuant to security interests on and collateral assignments of, assets, tangible and intangible, of such Guarantor granted by the Guarantor to the Holder and the other Holders pursuant to a security agreement dated as of December 20, 2002, and the collateral assignments referred to in the Purchase Agreement. The obligations of Houba under its Guaranty are also secured (subject to the Subordination Agreement) pursuant to a mortgage on real property located at I 6235 State Road I 7, Culver, Indiana. The rights of the Holders with respect to the collateral described in the security agreements and collateral assignments with the Company and the Guarantors as provided in the Purchase Agreement are subject to the terms of the Subordination Agreement dated of even date herewith by and among the Company, Watson Pharmaceuticals, Inc., the Holders and the other signatories thereto.

                                  ARTICLE III

                                   CONVERSION
                                   ----------

      3.1. Conversion at Option of Holder. At any time after the Shareholders Meeting Date,(the "Initial Conversion Date") until the earlier of(a) the Maturity Date or (b) the conversion of the Debenture in accordance with Section
3.2 hereof, this Debenture is convertible in whole or in part at the Holder's option into shares of Common Stock of the Company upon surrender of this Debenture, at the office of the Company, accompanied by a written notice of conversion in the form of Attachment II hereto, or otherwise in form reasonably satisfactory to the Company duly executed by the registered Holder or its duly authorized attorney. This Debenture is convertible on or after the Initial Conversion Date into shares of Common Stock at a price per share of Common Stock equal to $.34 per share, as such conversion price may be adjusted as provided in Sections 3.5, 3.6 and 3.7 hereof(as so adjusted) (the "Conversion Price"). No fractional shares or scrip representing fractional shares will be issued upon any conversion, but an adjustment in cash will be made, in respect of any fraction of a share which would otherwise be issuable upon the surrender of this Debenture for conversion. The Conversion Price is subject to adjustment as provided in Sections 3.5, 3.6 and 3.7 hereof. Not later than three (3) days following conversion and upon the Holder's compliance with the conversion procedure described in Section 3.3 hereof, the Company shall deliver a certificate for the number of full shares of Common Stock issuable upon conversion and a check for any fractional share and, in the event the Debenture is converted in part, a new Debenture of like tenor in the principal amount equal to the remaining principal balance of this Debenture after giving effect to such partial conversion.

         For purposes hereof the term "Shareholders Meeting Date" shall mean that date on which the shareholders and the debenture holders amend the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock available for issuance from 80,000,000 to such number of shares as shall equal the sum of (i) the Company's issued and outstanding Common Stock, plus (ii) the number of shares of Common Stock issuable upon the conversion and exercise of the Company's outstanding convertible securities, plus (iii) the number of shares of Common Stock issuable upon conversion of the Debentures and exercise of he Watson Warrant , plus (iv) 50 million shares, as shall sum shall be rounded up to the nearest whole five million shares.

      3.2. Conversion Option of the Company. So long as an Event of Default as provided in Section 12. 1(a) of the Purchase Agreement (concerning the Company's failure to pay principal and interest under the Debentures) shall not have occurred and be continuing, in the event that following December 20, 2005, (i) the average of the closing bid and asked prices per share of the Company's Common Stock as reported by the OTC Bulletin Board (or such other exchange or over-the-counter market on which the Shares may then be listed or admitted for trading) exceeds the product of(x) the then Applicable Conversion Price (as defined in Section 3.7 hereof), multiplied by (y) four (4), such average of bid and ask prices to be determined for each of twenty (20) consecutive trading days in which the average daily trading volume for such twenty (20) trading day period exceeds one million dollars ($ I ,000,000) (based on the number of Shares traded multiplied by the average of the closing bid and asked prices), or (ii) the Company shall have obtained the written consent of the Holders of at least 75% of the principal amount of the Debentures then outstanding to convert the Debentures into Common Stock, then at any time thereafter until the Maturity Date the Company may upon written notice to the Holders of all Debentures (the "Mandatory Conversion Notice") require that all, but not less than all, of the outstanding principal amount of the Debentures be converted into shares of Common Stock at a price per share equal to the Conversion Price then in effect. The Mandatory Conversion Notice shall state (a) the date fixed for conversion (the "Conversion Date") (which date shall not be prior to the date the Mandatory Conversion Notice is given), (b) any disclosures required by law, (c) the trading dates and closing prices of the Common Stock giving rise to the Company's option to require conversion of the Debenture, (d) that the Debentures shall cease to accrue interest after the day immediately preceding the Conversion Date, (e) the place where the Debentures shall be delivered and (0 any other instructions that Holders must follow in order to tender their Debentures in exchange for certificates for Common Stock. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity of the proceedings for such conversion, except as to a Holder (i) to whom notice was not mailed or (ii) whose notice was defective. An affidavit of the Secretary or an Assistant Secretary of the Company or an agent employed by the Company that notice of conversion has been mailed postage prepaid to the last address of the Holder appearing on the Debenture registry books kept by the Company shall, in the absence of fraud, be prima facie evidence of the facts stated therein. On and after the Conversion Date, except as provided in the next two sentences, Holders of the Debentures shall have no further rights except to receive, upon surrender of the Debentures, a certificate or certificates for the number of shares of Common Stock as to which the Debenture shall have been converted. Interest shall accrue to and including the day prior to the Conversion Date and shall be paid on the last day of the month in which Conversion Date occurs. No fractional shares or scrip representing fractional shares will be issued upon any conversion, but an adjustment in cash will be made, in respect of any fraction of a share which would otherwise be issuable upon the surrender of this Debenture for conversion.

     3.3. Registration of Transfer; Conversion Procedure. The Company shall maintain books for the transfer and registration of the Debentures. Upon the transfer of any Debenture in accordance with the provisions of the Purchase Agreement, the Company shall issue and register the Debenture in the names of the new Holders. The Debentures shall be signed manually by the Chairman, Chief Executive Officer, President or any Vice President and the Secretary or Assistant Secretary of the Company. The Company shall convert, from time to time, any outstanding Debentures upon the books to be maintained by the Company for such purpose upon surrender thereof for conversion properly endorsed and, in the case of a conversion pursuant to Section 3.1 hereof, accompanied by a properly completed and executed Conversion Notice attached hereto as Attachment
II. Subject to the terms of this Debenture, not later than three (3) days following the surrender of this Debenture the Company shall issue and deliver to or upon the written order of the Holder of such Debenture and in such name or names as such Holder may designate, a certificate or certificates for the number of full shares of Common Stock due to such Holder upon the conversion of this Debenture. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become the Holder of record of such Shares as of the date of the surrender of this Debenture.

     3.4. Company to Provide Common Stock. The Company has reserved the remaining balance of its authorized but unissued and unreserved shares of Common Stock to permit the conversion of the Debentures to the extent of its current unissued and unreserved authorized Common Stock. In accordance with the provisions of Section 9.12 of the Purchase Agreement, the Company covenants to seek the approval of its shareholders and directors to amend its Certificate of Incorporation (i) to increase its authorized shares from 80,000,000 to such number of shares as shall equal the sum of(A) the Company's issued and outstanding Common Stock, plus (B) the number of shares of Common Stock issuable upon the conversion and exercise of the Company's outstanding convertible securities, plus (C) the number of shares of Common Stock issuable upon conversion of the Debentures and exercise of the Watson Warrant, plus (D) 50 million shares, as such sum shall be rounded up to the nearest whole five million shares, and (ii) to provide voting rights to the Holders on an as converted basis as a single class with the holders of the Common Stock. Promptly upon receipt of shareholder approval to amend its certificate of incorporation to increase its authorized shares, the Company shall reserve out of its authorized but unissued shares of Common Stock a sufficient number of shares to permit the conversion of the Debentures in full. The shares of Common Stock which may be issued upon the conversion of the Debentures shall be fully paid and non-assessable and free of preemptive rights. The Company will comply with all securities laws regulating the offer and delivery of the Shares upon conversion of the Debentures and will list such shares on each national securities exchange, if any, upon which the Common Stock may then be listed.

     3.5. Reclassifications, etc. In the event that the Company shall, at any time prior to the earlier to occur of(a) exercise of conversion rights hereunder and (b) the Maturity Date: (i) declare or pay to the holders of the Common Stock a dividend payable in any kind of shares of capital stock of the Company; or
(ii) change or divide or otherwise reclassify its Common Stock into the same or a different number of shares with or without par value, or in shares of any class or classes; or (iii) transfer its property as an entirety or substantially as an entirety to any other company or entity; or (iv) make any distribution of its assets to holders of its Common Stock as a liquidation or partial liquidation dividend or by way of return of capital; then, upon the subsequent exercise of conversion rights, the Holder shall receive, in addition to for the shares of Common Stock to which it would otherwise be entitled upon such exercise, such additional shares of stock or scrip of the Company, or such reclassified shares of stock of the Company, or such shares of the securities or property of the Company resulting from transfer, or such assets of the Company, which it would have been entitled to receive had it exercised these conversion rights prior to the happening of any of the foregoing events.

     3.6. Notice to Holder. If, at any time while this Debenture is outstanding, the Company shall pay any dividend payable in cash or in Common Stock, shall offer to the holders of its Common Stock for subscription or purchase by them any shares of stock of any class or any other rights, shall enter into an agreement to merge or consolidate with another corporation, shall propose any capital reorganization or reclassification of the capital stock of the Company, including any subdivision or combination of its outstanding shares of Common Stock or there shall be contemplated a voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall cause notice thereof to be mailed to the registered Holder of this Debenture at its address appearing on the registration books of the Company, at least thirty (30) days prior to the record date as of which holders of Common Stock shall participate in such dividend, distribution or subscription or other rights or at least thirty (30) days prior to the effective date of the merger, consolidation, reorganization, reclassification or dissolution. If, at any time prior to the earlier of(a) the Maturity Date, or (b) the Conversion of the Debenture, the number of outstanding shares of Common Stock is (i) increased by a stock dividend payable in shares of Common Stock or by a subdivision or split up of shares of Common Stock, or (ii) decreased by a combination of shares of Common Stock, then, simultaneously with the occurrence of such event, the Conversion Price shall be adjusted automatically to a new amount equal to the product of(A) the Conversion Price in effect on such record date and (B) the quotient obtained by dividing (x) the number of shares of Common Stock outstanding on such record date (without giving effect to the events referred to in the foregoing clauses (i) or (ii)) by (y) the number of shares of Common Stock which would be outstanding immediately after the event referred to in the foregoing clauses (i) or (ii).

     3.7. Adjustments to Conversion Price. In order to prevent dilution of the conversion right granted hereunder, the Conversion Price shall be subject to adjustment from time to time in accordance with this Section 3.7.

         The Conversion Price in effect at the time of the exercise of conversion rights hereunder shall be subject to adjustment from time to time as follows:

     (a) Until such time as the Company completes a Subsequent Material Offering (as defined in Section 3.7(d) hereof), if the Company shall grant or issue any shares of Common Stock, or grant or issue any rights or options for the purchase of, or stock or other securities convertible into, Common Stock (such convertible stock or securities being herein collectively referred to as "Convertible Securities"), including in connection with a Subsequent Material Offering, other than:

          (i) shares issued in a transaction described in subsection (c) of this
Section 3.7; or

          (ii) shares issued, subdivided or combined in transactions described in Section 3.5 if and to the extent that the number of shares of Common Stock received upon conversion of this Debenture shall have been previously adjusted pursuant to Section 3.5 as a result of such issuance, subdivision or combination of such securities;

for a consideration per share which is less than the Conversion Price in effect immediately prior to such issuance or sale (the "Applicable Conversion Price"), then the Applicable Conversion Price in effect immediately prior to such issuance or sale shall, and thereafter, except as otherwise provided in Subsection 3.7 (b) hereof, upon each issuance or sale for a consideration per share which is less than the Applicable Conversion Price, the Applicable Conversion Price shall, simultaneously with such issuance or sale, be adjusted, so that such Applicable Conversion Price shall equal (A) the price per share received by the Company, in the case of the issuance of Common Stock by the Company, or (B) the exercise or conversion price of the Convertible Securities issued by the Company, as applicable.

     (b) if at any time following the Company's completion of a Subsequent Material Offering the Company shall grant or issue any shares of Common Stock, or grant or issue any Convertible Securities, other than:

          (i) shares issued in a transaction described in subsection (c) of this
Section 3.7; or

          (ii) shares issued, subdivided or combined in transactions described in Section 3.5 if and to the extent that the number of shares of Common Stock received upon conversion of this Debenture shall have been previously adjusted pursuant to Section 3.5 as a result of such issuance, subdivision or combination of such securities;

for a consideration per share which is less than the Fair Market Value (as hereinafter defined) of the Common Stock, then the Applicable Conversion Price shall, and thereafter upon each issuance or sale for a consideration per share which is less than the Fair Market Value of the Common Stock, the Applicable Conversion Price shall, simultaneously with such issuance or sale, be adjusted, so that the Applicable Conversion Price shall equal a price determined by multiplying the Applicable Conversion Price by a fraction, of which:

               (A) the numerator shall be the sum of (i) the total number of shares of Common Stock outstanding when the Applicable Conversion Price became effective, plus (ii) the number of shares of Common Stock which the aggregate consideration received, as determined in accordance with Subsection 3.7(e), for the issuance or sale of such additional Common Stock or Convertible Securities deemed to be an issuance of Common Stock as provided in Subsection 3.7(f), would purchase (including any consideration received by the Company upon the issuance of any shares of Common Stock since the date the Applicable Conversion Price became effective not previously included in any computation resulting in an adjustment pursuant to this
                    Section 3.7(b)) at the Fair Market Value of the Common Stock; and

               (B) the denominator shall be the total number of Shares of Common Stock outstanding (or deemed to be outstanding as provided in Subsection 3.7(f) hereof) immediately after the issuance or sale of such additional shares.

         For purposes of this Section 3.7, "Fair Market Value", in respect of any such issuance or sale, shall mean the average of the closing price of the Common Stock for each of the twenty (20) consecutive trading days prior to such issuance or sale on the principal national securities exchange on which the Common Stock is traded; or if, during such period, shares of Common Stock are not listed on a national securities exchange but are quoted on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") National Market System, the closing price per share as reported by such system during such period, or the average of the bid and asked prices of the Common Stock in the over-the-counter market at the close of trading during such period if the shares are not traded on an exchange or listed on the NASDAQ National Market System; or if the Common Stock is not traded on a national securities exchange or in the over-the-counter market, the fair market value of a share of Common Stock during such period as determined in good faith by the Board of Directors.

         If, however, the Applicable Conversion Price thus obtained would result in the issuance of a lesser number of shares upon conversion than would be issued at the initial Conversion Price specified in Section 3.1 , as appropriate, the Applicable Conversion Price shall be such initial Conversion Price.

         Upon each  adjustment of the Conversion  Price solely  pursuant to this
Section 3.7(b), the Holder shall thereafter be entitled to acquire upon conversion under Section 3.1 or Section 3.2, at the Applicable Conversion Price, the number of shares of Common Stock obtainable by multiplying the Conversion Price in effect immediately prior to such adjustment by the number of shares of Common Stock acquirable immediately prior to such adjustment and dividing the product thereof by the Applicable Conversion Price resulting from such adjustment.

     (c) Anything in this Section 3.7 to the contrary notwithstanding, no adjustment in the Conversion Price shall be made in connection with:

          (i) the grant, issuance or exercise of any Convertible Securities pursuant to the Company's qualified or non-qualified Employee Stock Option Plans or any other bona fide employee benefit plan or incentive arrangement, adopted or approved by the Company's Board of Directors or approved by the Company's shareholders, as each may be amended from time to time, or under any other bona fide employee benefit plan hereafter adopted by the Company's Board of Directors; or

          (ii) the grant, issuance or exercise of any Convertible Securities in connection with the hire or retention of any officer, director or key employee of the Company, provided such grant is approved by the Company's Board of Directors; or

          (iii) the issuance of any shares of Common Stock or Convertible Securities issued in satisfaction of interest payments on the Debentures and the Existing Debenture (as defined in the Purchase Agreement), including the issuance of Common Stock or Convertible Securities issued in satisfaction of interest payments on debenture instruments issued by the Company in satisfaction of the interest payments on the Debentures and Existing Debentures; or

          (iv) the issuance of any shares of Common Stock pursuant to the grant or exercise of Convertible Securities outstanding as of the date hereof, including, without limitation, the Debentures (as defined in the Purchase Agreement) (exclusive of any subsequent amendments thereto); or

          (v) the issuance of shares of Common Stock pursuant to the Recapitalization Agreement.

     (d) For purposes hereof, "Subsequent Material Offering" shall mean the grant or issuance of shares of Common Stock, or the grant or issuance of Convertible Securities, during any six (6) month period for an aggregate gross consideration (determined in accordance with Subsection 3.7 (e) hereof) of at least ten million dollars ($10,000,000) for a consideration per share that is in excess of the then Applicable Conversion Price.

     (e) For the purpose of Subsections 3.7(a), 3.7(b) and 3.7(d), the following provisions shall also be applied:

          (i) In case of the issuance or sale of additional shares of Common Stock for cash, the consideration received by the Company therefore shall be deemed to be the amount of cash received by the Company for such shares, before deducting therefrom any commissions, compensation or other expenses paid or incurred by the Company for any underwriting of, or otherwise in connection with, the issuance or sale of such shares.

          (ii) In the case of the issuance of Convertible Securities, the consideration received by the Company therefore shall be deemed to be the amount of cash, if any, received by the Company for the issuance of such rights or options, plus the minimum amounts of cash and fair value of other consideration, if any, payable to the Company upon the exercise of such rights or options or payable to the Company upon conversion of such Convertible Securities.

          (iii) In the case of the issuance of shares of Common Stock or Convertible Securities for a consideration in whole or in part, other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as reasonably determined in good faith by the Board of Directors of the Company (irrespective of accounting treatment thereof); provided, however, that if such consideration consists of the cancellation of debt issued by the Company, the consideration shall be deemed to be the amount the Company received upon issuance of such debt (gross proceeds) plus accrued interest and, in the case of original issue discount or zero coupon indebtedness, accrued value to the date of such cancellation, but not including any premium or discount at which the debt may then be trading or which might otherwise be appropriate for such class of debt.

          (iv) In case of the issuance of additional shares of Common Stock upon the conversion or exchange of any obligations (other than Convertible Securities), the amount of the consideration received by the Company for such Common Stock shall be deemed to be the consideration received by the Company for such obligations or shares so converted or exchanged, before deducting from such consideration so received by the Company any expenses or commissions or compensation incurred or paid by the Company for any underwriting of, or otherwise in connection with, the issuance or sale of such obligations or shares, plus any consideration received by the Company in connection with such conversion or exchange other than a payment in adjustment of interest and dividends. If obligations or shares of the same class or series of a class as the obligations or shares so converted or exchanged have been originally issued for different amounts of consideration, then the amount of consideration received by the Company upon the original issuance of each of the obligations or shares so converted or exchanged shall be deemed to be the average amount of the consideration received by the Company upon the original issuance of all such obligations or shares. The amount of consideration received by the Company upon the original issuance of the obligations or shares so converted or exchanged and the amount of the consideration, if any, other than such obligations or shares, received by the Company upon such conversion or exchange shall be determined in the same manner as provided in paragraphs (i) and (ii) above with respect to the consideration received by the Company in case of the issuance of additional shares of Common Stock or Convertible Securities.

          (v) in the case of the issuance of additional shares of Common Stock as a dividend, the aggregate number of shares of Common Stock issued in payment of such dividend shall be deemed to have been issued at the close of business on the record date fixed for the determination of stockholders entitled to such dividend and shall be deemed to have been issued without consideration; provided, however, that if the Company, after fixing such record date, shall legally abandon its plan to so issue Common Stock as a dividend, no adjustment of the Applicable Conversion Price shall be required by reason of the fixing of such record date.

     (f) For purposes of the adjustment provided for in Subsections 3.7(a) and 3.7(b) above, if at any time the Company shall issue any Convertible Securities, the Company shall be deemed to have issued at the time of the issuance of such Convertible Securities the maximum number of shares of Common Stock issuable upon conversion of the total amount of such Convertible Securities.

     (g) On the expiration, cancellation or redemption of any Convertible Securities, the Conversion Price then in effect hereunder shall forthwith be readjusted to such Conversion Price as would have been obtained (a) had the adjustments made upon the issuance or sale of such expired, canceled or redeemed Convertible Securities been made upon the basis of the issuance of only the number of shares of Common Stock theretofore actually delivered upon the exercise or conversion of such Convertible Securities (and the total consideration received therefore) and (b) had all subsequent adjustments been made on only the basis of the Conversion Price as readjusted under this subsection 3.7(g) for all transactions (which would have affected such adjusted Conversion Price) made after the issuance or sale of such Convertible Securities.

     (h) Anything in this Section 3.7 to the contrary notwithstanding, no adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least one cent per share in such Conversion Price; provided, however, that any adjustments which by reason of this subsection 3.7(h) are not required to be made shall be carried forward and taken into account in making subsequent adjustments. All calculations under this
Section 3.7 shall be made to the nearest cent.

     (i) Upon any adjustment of any Conversion Price, then and in each such case the Company shall promptly deliver a notice to the registered Holder of this Debenture, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     3.8. Reorganization of the Company. If the Company is a party to a merger or other transaction which reclassifies or changes its outstanding Common Stock, upon consummation of such transaction this Debenture shall automatically become convertible into the kind and amount of securities, cash or other assets which the Holder of this Debenture would have owned immediately after such transaction if the Holder had converted this Debenture at the Conversion Price in effect immediately before the effective date of the transaction. Concurrently with the consummation of such transaction, the person obligated to issue securities or deliver cash or other assets upon conversion of this Debenture shall execute and deliver to the Holder a supplemental Debenture so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided in this Article 3. The successor Company shall mail to the Holder a notice describing the supplemental Debenture.

         If securities deliverable upon conversion of this Debenture, as provided above, are themselves convertible into the securities of an affiliate of a corporation formed, surviving or otherwise affected by the merger or other transaction, that issuer shall join in the supplemental Debenture which shall so provide. If this section applies, Section 3.5 does not apply.

                                   ARTICLE IV

                                  MISCELLANEOUS
                                  -------------

     4.1. Default. Upon the occurrence of any one or more of the Events of Default specified in the Purchase Agreement all amounts then remaining unpaid on this Debenture may be declared to be, or automatically become, immediately due and payable as provided in the Purchase Agreement.

     4.2. Collection Costs. In the event that this Debenture shall be placed in the hands of an attorney for collection by reason of any event of default hereunder, the undersigned agrees to pay reasonable attorney's fees and disbursements and other reasonable expenses incurred by the Holder in connection with the collection of this Debenture.

     4.3. Rights Cumulative; Specific Performances. The rights, powers and remedies given to the Payee under this Debenture shall be in addition to all rights, powers and remedies given to it by virtue of the Purchase Agreement, any document or instrument executed in connection therewith, or any statute or rule of law. Without limiting the generality of the foregoing, the Company and Holder acknowledge and agree that the transactions contemplated by this Debenture are unique. Accordingly, the Company acknowledges and agrees that in addition to the other remedies to which the Holder may be entitled, the Holder shall be entitled to a decree of a specific performance and injunctive and other equitable relief to require the Company's compliance with its obligations hereunder.

     4.4. No Waivers. Any forbearance, failure or delay by the Payee in exercising any right, power or remedy under this Debenture, the Purchase Agreement, any documents or instruments executed in connection therewith or otherwise available to the Payee shall not be deemed to be a waiver of such right, power or remedy, nor shall any single or partial exercise of any right, power or remedy preclude the further exercise thereof.

     4.5. Amendments in Writing. Subject to the terms of the Purchase Agreement, no modification or waiver of any provision of this Debenture shall be effective unless it shall be in writing and signed by the Holder, and any such modification or waiver shall apply only in the specific instance for which given.

     4.6. Governing Law: Jurisdiction. (a) This Debenture and the rights of the holders hereof shall be governed by, and construed in accordance with, the laws of the State of New York wherein the terms of this Debenture were negotiated, excluding to the greatest extent permitted by law any rule of law that would cause the application of the laws of any jurisdiction other than the State of New York.

     (b) The undersigned hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or United States Federal court sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Debenture or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the fullest extent permitted by law, in such United States Federal court. The undersigned agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or any other manner provided by law. Nothing in this Debenture or any other Transaction Document shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Debenture or any of the other Transaction Documents in the courts of any jurisdiction.

     (c) The Company irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or in relation to this Debenture or any other transaction document to which it is a party in any such New York State or United States

Federal Court. The Company hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     4.7. No Counterclaims. The Company waives the right to interpose counterclaims or set-offs of any kind and description in any litigation arising hereunder (whether or not arising out of or relating to this Debenture).

     4.8. Successors. The term "Payee" and "Holder" as used herein shall be deemed to include the Holder and its successors, endorsees and assigns.

     4.9. Certain Waivers. The Company hereby waives presentment, demand for payment, protest, notice of protest and notice of non-payment hereof.

     4.10. Stamp Tax. The Company will pay any documentary stamp taxes attributable to the initial issuance of the Common Stock issuable upon the conversion of this Debenture; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for the Common Stock in a name other than that of the Holder in respect of which such Common Stock is issued, and in such case the Company shall not be required to issue or deliver any certificate for the Common Stock until the person requesting the same has paid to the Company the amount of such tax or has established to the Company's satisfaction that such tax has been paid.

     4.11. Mutilated, Lost, Stolen or Destroyed Debentures. In case this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Debenture, or in lieu of and substitution for the Debenture, mutilated, lost, stolen or destroyed, a new Debenture of like tenor and representing an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and an indemnity, if requested, also reasonably satisfactory to it.

     4.12. Maintenance of Office. The Company covenants and agrees that so long as this Debenture shall be outstanding, it will maintain an office or agency in New York (or such other place as the Company may designate in writing to the holder of this Debenture) where notices, presentations and demands to or upon the Company in respect of this Debenture may be given or made.

     4.13. WAIVER OF JURY TRIAL. THE COMPANY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS DEBENTURE OR ANY OTHER TRANSACTION DOCUMENT TO WHICH IT IS A PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

      IN WITNESS WHEREOF, Halsey Drug Co., Inc. has caused this Debenture to be signed by its President and to be dated the day and year first above written.

ATTEST [SEAL]                           HALSEY DRUG CO., INC.


/s/ Peter A. Clemens                        By:  /s/ Michael Reicher
----------------------------                -------------------------------
                                            Name:  Michael Reicher
                                            Title:  Chief Executive Officer

                                  ATTACHMENT I

                                   Assignment

         For value received, the undersigned hereby assigns subject to the provisions of Section __ of the Purchase Agreement, to ________ $_________________ principal amount of the 5% Convertible Senior Secured Debenture due March 31, 2006 evidenced hereby and hereby irrevocably appoints _______________ attorney to transfer the Debenture on the books of the within named corporation with full power of substitution in the premises.

Dated:

In the presence of:

__________________________________          __________________________________

                                  ATTACHMENT II

                                CONVERSION NOTICE
                                -----------------

                            TO: HALSEY DRUG CO., INC.

         The undersigned holder of this Debenture hereby irrevocably exercises the option to convert $________ principal amount of such Debenture (which may be less than the stated principal amount thereof) into shares of Common Stock of Halsey Drug Co., Inc., in accordance with the terms of such Debenture, and directs that the shares of Common Stock issuable and deliverable upon such conversion, together with a check (if applicable) in payment for any fractional shares as provided in such Debenture, be issued and delivered to the undersigned unless a different name has been indicated below. If shares of Common Stock are to be issued in the name of a person other than the undersigned holder of such Debenture, the undersigned will pay all transfer taxes payable with respect thereto.

                                       ____________________________________
                                       Name and address of Holder

                                       ____________________________________
                                       Signature of Holder


         Principal amount of Debenture to be converted $__________________

         If shares are to be issued otherwise then to the holder:


______________________________
Name of Transferee

                                        Address of Transferee

                                        ________________________________________

                                        ________________________________________

                                        ________________________________________
                                        Social Security Number of Transferee

                                        ________________________________________

THIS CONVERTIBLE SENIOR SECURED DEBENTURE AND THE COMMON STOCK ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") NOR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNTIL (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE COMPANY OR OTHER COUNSEL TO THE HOLDER OF SUCH DEBENTURE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH DEBENTURE AND/OR COMMON STOCK MAY BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

                              HALSEY DRUG CO., INC.
                     5% Convertible Senior Secured Debenture
                               Due March 31, 2006

$1,279,573                                                            No. N-6
December 20, 2002

         HALSEY DRUG CO., [NC., a corporation organized under the laws of the State of New York (the "Company"), for value received, hereby promises to pay to GALEN PARTNERS INTERNATIONAL III, L.P., or registered assigns (the "Payee" or "Holder"), upon due presentation and surrender of this Debenture, on March 31 , 2006 (the "Maturity Date"), the principal amount of ONE MILLION TWO HUNDRED SEVENTY-NINE THOUSAND FIVE HUNDRED SEVENTY-THREE DOLLARS ($1,279,573) and accrued interest thereon as hereinafter provided.

         This Debenture was issued by the Company pursuant to a certain Debenture Purchase Agreement dated as of December 20, 2002 among the Company and certain purchasers identified therein, including the Payee (together with the Schedules and Exhibits thereto, the "Purchase Agreement") relating to the purchase and sale of 5% Convertible Senior Secured Debentures due March 31, 2006 (together with the Interest Payment Debentures referred to below) (the "Debentures") in the aggregate principal amount of up to $35,000,000. The holders from time to time of the Debentures (including the Holder) are referred to hereinafter as the "Holders". The Holder is entitled to the benefits of the Purchase Agreement, including, without limitation, the rights upon the occurrence and during the continuance of an Event of Default and the benefits of security interests and guaranties referred to below. Reference is made to the Purchase Agreement and the documents entered into pursuant thereto with respect to certain additional rights of the Holder and obligations of the Company and its Subsidiaries not expressly set forth herein. Capitalized terms used herein but not otherwise defined herein shall have the meaning ascribed thereto in the Purchase Agreement. All such rights and obligations set forth in the Purchase Agreement are incorporated herein by reference.

                                   ARTICLE I

              PAYMENT OF PRINCIPAL AND INTEREST; METHOD OF PAYMENT
              ----------------------------------------------------

      1.1. Payment of the principal on this Debenture shall be made in cash, in immediately available funds, such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Interest (computed on the basis of a 360-day year of twelve 30-day months) shall accrue on the unpaid portion of said principal amount from time to time outstanding at the rate of five percent (5%) per annum (the "Stated Interest Rate"), and shall be paid by the Company to the Payee at three (3) month intervals, on each January 1, April 1, July 1 and October 1 during the term of this Debenture, commencing January 1, 2003, and on the Maturity Date (each such date being an "Interest Payment Date") and on the dates specified therefore in Article III hereof. The payment of accrued interest on this Debenture shall be made in the form of 5% convertible senior secured debentures (each, an "Interest Payment Debenture") identical in all respects to this Debenture; provided, however, that (i) the principal amount of such Interest Payment Debenture upon issuance shall be the accrued and unpaid interest for the immediately preceding calendar quarter, (ii) the date of such Interest Payment Debenture shall be its issue date, and (iii) the Conversion Price (as defined in Section 3. 1(a) hereof) of such debenture shall equal the average of the closing bid and asked prices for the Company's Common Stock as reported in the Over-the-Counter Bulletin Board ("OTC Bulletin Board")(or such other over-the-counter market or exchange on which the Company's Common Stock may then be traded or admitted for trading) for the twenty (20) trading days immediately preceding the date of such interest payment. No cash interest payments will be made on this Debenture, except on the Maturity Date pursuant to the terms of the Interest Rate Debentures. Both principal hereof and interest hereon are payable at the Holder's address above or such other address as the Holder shall designate from time to time by written notice to the Company. The Company will pay or cause to be paid all sums becoming due hereon for principal by check or wire transfer, at the Holder's election, and interest in the form of an Interest Payment Debenture, sent to the Holder's above address or to such other address as the Holder may designate for such purpose from time to time by written notice to the Company, without any requirement for the presentation of this Debenture or making any notation thereon, except that the Holder hereof agrees that payment of the final amount due shall be made only upon surrender of this Debenture to the Company for cancellation. Prior to any sale or other disposition of this instrument, the Holder hereof agrees to endorse hereon the amount of principal paid hereon and the last date to which interest has been paid hereon and to notify the Company of the name and address of the transferee.

      1.2. In the event any payment of principal or, (except to the extent otherwise specified herein) interest or both shall remain unpaid for a period of two (2) business days or more, a late charge equivalent to five (5%) percent of each installment shall be charged and may be satisfied by the Company's issuance of an Interest Payment Debenture having a principal amount which includes such late charge. Interest on the indebtedness evidenced by this Debenture after default or maturity accelerated shall be due and payable at the rate of seven (7%) percent per annum, subject to the limitations of applicable law.

      1.3. If this Debenture or any installment hereof becomes due and payable on a Saturday, Sunday or public holiday under the laws of the State of New York, the due date hereof shall be extended to the next succeeding full business day and interest shall be payable at the rate of five (5%) percent per annum during such extension. All payments received by the Holder shall be applied first to the payment of all accrued interest payable hereunder.

                                   ARTICLE II

                             SECURITY/SUBORDINATION
                             ----------------------

      2.1. The obligations of the Company under this Debenture are secured pursuant to security interests on and collateral assignments of, assets, tangible and intangible, of the Company granted by the Company to the Holder and the other Holders pursuant to a General Security Agreement dated as of December 20, 2002, and the collateral assignments referred to in the Purchase Agreement. In addition, each of Houba, Inc. ("Houba") and Halsey Pharmaceuticals, Inc., each a wholly owned subsidiary of the Company (individually a "Guarantor" and collectively, the "Guarantors"), has executed and delivered in favor of the Holder and the other Holders a Continuing Unconditional Guaranty, dated an even date herewith (each a "Guarantee"), guaranteeing the full and unconditional payment when due of the amounts payable by the Company to the Holder and the other Holders pursuant to the terms of their respective Debentures. The obligations of each Guarantor under its Guaranty are secured (subject to the Subordination Agreement) pursuant to security interests on and collateral assignments of, assets, tangible and intangible, of such Guarantor granted by the Guarantor to the Holder and the other Holders pursuant to a security agreement dated as of December 20, 2002, and the collateral assignments referred to in the Purchase Agreement. The obligations of Houba under its Guaranty are also secured (subject to the Subordination Agreement) pursuant to a mortgage on real property located at 16235 State Road I 7, Culver, Indiana. The rights of the Holders with respect to the collateral described in the security agreements and collateral assignments with the Company and the Guarantors as provided in the Purchase Agreement are subject to the terms of the Subordination Agreement dated of even date herewith by and among the Company, Watson Pharmaceuticals, Inc., the Holders and the other signatories thereto.

                                  ARTICLE III

                                   CONVERSION
                                   ----------

      3.1. Conversion at Option of Holder. At any time after the Shareholders Meeting Date,(the "Initial Conversion Date") until the earlier of (a) the Maturity Date or (b) the conversion of the Debenture in accordance with Section
3.2 hereof, this Debenture is convertible in whole or in part at the Holder's option into shares of Common Stock of the Company upon surrender of this Debenture, at the office of the Company, accompanied by a written notice of conversion in the form of Attachment II hereto, or otherwise in form reasonably satisfactory to the Company duly executed by the registered Holder or its duly authorized attorney. This Debenture is convertible on or after the Initial Conversion Date into shares of Common Stock at a price per share of Common Stock equal to $.34 per share, as such conversion price may be adjusted as provided in Sections 3.5, 3.6 and 3.7 hereof(as so adjusted) (the "Conversion Price"). No fractional shares or scrip representing fractional shares will be issued upon any conversion, but an adjustment in cash will be made, in respect of any fraction of a share which would otherwise be issuable upon the surrender of this Debenture for conversion. The Conversion

Price is subject to adjustment as provided in Sections 3.5, 3.6 and 3.7 hereof. Not later than three (3) days following conversion and upon the Holder's compliance with the conversion procedure described in Section 3 .3 hereof, the Company shall deliver a certificate for the number of full shares of Common Stock issuable upon conversion and a check for any fractional share and, in the event the Debenture is converted in part, a new Debenture of like tenor in the principal amount equal to the remaining principal balance of this Debenture after giving effect to such partial conversion.

         For purposes hereof the term "Shareholders Meeting Date" shall mean that date on which the shareholders and the debenture holders amend the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock available for issuance from 80,000,000 to such number of shares as shall equal the sum of(i) the Company's issued and outstanding Common Stock, plus (ii) the number of shares of Common Stock issuable upon the conversion and exercise of the Company's outstanding convertible securities, plus (iii) the number of shares of Common Stock issuable upon conversion of the Debentures and exercise of the Watson Warrant , plus (iv) 50 million shares, as shall sum shall be rounded up to the nearest whole five million shares.

      3.2. Conversion at Option of the Company. So long as an Event of Default as provided in Section 12.1 (a) of the Purchase Agreement (concerning the Company's failure to pay principal and interest under the Debentures) shall not have occurred and be continuing, in the event that following December 20, 2005,
(i) the average of the closing bid and asked prices per share of the Company's Common Stock as reported by the OTC Bulletin Board (or such other exchange or over-the-counter market on which the Shares may then be listed or admitted for trading) exceeds the product of(x) the then Applicable Conversion Price (as defined in Section 3.7 hereof), multiplied by (y) four (4), such average of bid and ask prices to be determined for each of twenty (20) consecutive trading days in which the average daily trading volume for such twenty (20) trading day period exceeds one million dollars ($1,000,000) (based on the number of Shares traded multiplied by the average of the closing bid and asked prices), or (ii) the Company shall have obtained the written consent of the Holders of at least 75% of the principal amount of the Debentures then outstanding to convert the Debentures into Common Stock, then at any time thereafter until the Maturity Date the Company may upon written notice to the Holders of all Debentures (the "Mandatory Conversion Notice") require that all, but not less than all, of the outstanding principal amount of the Debentures be converted into shares of Common Stock at a price per share equal to the Conversion Price then in effect. The Mandatory Conversion Notice shall state (a) the date fixed for conversion (the "Conversion Date") (which date shall not be prior to the date the Mandatory Conversion Notice is given), (b) any disclosures required by law, (c) the trading dates and closing prices of the Common Stock giving rise to the Company's option to require conversion of the Debenture, (d) that the Debentures shall cease to accrue interest after the day immediately preceding the Conversion Date, (e) the place where the Debentures shall be delivered and (f) any other instructions that Holders must follow in order to tender their Debentures in exchange for certificates for Common Stock. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity of the proceedings for such conversion, except as to a Holder (i) to whom notice was not mailed or (ii) whose notice was defective. An affidavit of the Secretary or an Assistant Secretary of the Company or an agent employed by the Company that notice of conversion has been mailed postage prepaid to the last address of the Holder appearing on the Debenture registry books kept by the Company shall, in the absence of fraud, be prima facie evidence of the facts stated therein. On and after the Conversion Date, except as provided in the next two sentences, Holders of the Debentures shall have no further rights except to receive, upon surrender of the Debentures, a certificate or certificates for the number of shares of Common Stock as to which the Debenture shall have been converted. Interest shall accrue to and including the day prior to the Conversion Date and shall be paid on the last day of the month in which Conversion Date occurs. No fractional shares or scrip representing fractional shares will be issued upon any conversion, but an adjustment in cash will be made, in respect of any fraction of a share which would otherwise be issuable upon the surrender of this Debenture for conversion,

      3.3. Registration of Transfer; Conversion Procedure. The Company shall maintain books for the transfer and registration of the Debentures. Upon the transfer of any Debenture in accordance with the provisions of the Purchase Agreement, the Company shall issue and register the Debenture in the names of the new Holders. The Debentures shall be signed manually by the Chairman, Chief Executive Officer, President or any Vice President and the Secretary or Assistant Secretary of the Company. The Company shall convert, from time to time, any outstanding Debentures upon the books to be maintained by the Company for such purpose upon surrender thereof for conversion properly endorsed and, in the case of a conversion pursuant to Section 3.1 hereof, accompanied by a properly completed and executed Conversion Notice attached hereto as Attachment
II. Subject to the terms of this Debenture, not later than three (3) days following the surrender of this Debenture the Company shall issue and deliver to or upon the written order of the Holder of such Debenture and in such name or names as such Holder may designate, a certificate or certificates for the number of full shares of Common Stock due to such Holder upon the conversion of this Debenture. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become the Holder of record of such Shares as of the date of the surrender of this Debenture.

3.4. Company to Provide Common Stock. The Company has reserved the remaining balance of its authorized but unissued and unreserved shares of Common Stock to permit the conversion of the Debentures to the extent of its current unissued and unreserved authorized Common Stock. In accordance with the provisions of
Section 9. 12 of the Purchase Agreement, the Company covenants to seek the approval of its shareholders and directors to amend its Certificate of Incorporation (i) to increase its authorized shares from 80,000,000 to such number of shares as shall equal the sum of(A) the Company's issued and outstanding Common Stock, plus (B) the number of shares of Common Stock issuable upon the conversion and exercise of the Company's outstanding convertible securities, plus (C) the number of shares of Common Stock issuable upon conversion of the Debentures and exercise of the Watson Warrant, plus (D) 50 million shares, as such sum shall be rounded up to the nearest whole five million shares, and (ii) to provide voting rights to the Holders on an as converted basis as a single class with the holders of the Common Stock. Promptly upon receipt of shareholder approval to amend its certificate of incorporation to increase its authorized shares, the Company shall reserve out of its authorized but unissued shares of Common Stock a sufficient number of shares to permit the conversion of the Debentures in full. The shares of Common Stock which may be issued upon the conversion of the Debentures shall be fully paid and non-assessable and free of preemptive rights. The Company will comply with all securities laws regulating the offer and delivery of the

Shares upon conversion of the Debentures and will list such shares on each national securities exchange, if any, upon which the Common Stock may then be listed.

      3.5. Dividends; Reclassifications. etc. In the event that the Company shall, at any time prior to the earlier to occur of (a) exercise of conversion rights hereunder and (b) the Maturity Date: (i) declare or pay to the holders of the Common Stock a dividend payable in any kind of shares of capital stock of the Company; or (ii) change or divide or otherwise reclassify its Common Stock into the same or a different number of shares with or without par value, or in shares of any class or classes; or (iii) transfer its property as an entirety or substantially as an entirety to any other company or entity; or (iv) make any distribution of its assets to holders of its Common Stock as a liquidation or partial liquidation dividend or by way of return of capital; then, upon the subsequent exercise of conversion rights, the Holder shall receive, in addition to for the shares of Common Stock to which it would otherwise be entitled upon such exercise, such additional shares of stock or scrip of the Company, or such reclassified shares of stock of the Company, or such shares of the securities or property of the Company resulting from transfer, or such assets of the Company, which it would have been entitled to receive had it exercised these conversion rights prior to the happening of any of the foregoing events.

      3.6. Notice to Holder. If, at any time while this Debenture is outstanding, the Company shall pay any dividend payable in cash or in Common Stock, shall offer to the holders of its Common Stock for subscription or purchase by them any shares of stock of any class or any other rights, shall enter into an agreement to merge or consolidate with another corporation, shall propose any capital reorganization or reclassification of the capital stock of the Company, including any subdivision or combination of its outstanding shares of Common Stock or there shall be contemplated a voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall cause notice thereof to be mailed to the registered Holder of this Debenture at its address appearing on the registration books of the Company, at least thirty (30) days prior to the record date as of which holders of Common Stock shall participate in such dividend, distribution or subscription or other rights or at least thirty (30) days prior to the effective date of the merger, consolidation, reorganization, reclassification or dissolution. If, at any time prior to the earlier of(a) the Maturity Date, or (b) the Conversion of the Debenture, the number of outstanding shares of Common Stock is (i) increased by a stock dividend payable in shares of Common Stock or by a subdivision or split up of shares of Common Stock, or (ii) decreased by a combination of shares of Common Stock, then, simultaneously with the occurrence of such event, the Conversion Price shall be adjusted automatically to a new amount equal to the product of(A) the Conversion Price in effect on such record date and (B) the quotient obtained by dividing (x) the number of shares of Common Stock outstanding on such record date (without giving effect to the events referred to in the foregoing clauses
(i) or (ii)) by (y) the number of shares of Common Stock which would be outstanding immediately after the event referred to in the foregoing clauses (i) or (ii).

      3.7. Adjustments to Conversion Price. In order to prevent dilution of the conversion right granted hereunder, the Conversion Price shall be subject to adjustment from time to time in accordance with this Section 3.7.

         The Conversion Price in effect at the time of the exercise of conversion rights hereunder shall be subject to adjustment from time to time as follows:

     (a) Until such time as the Company completes a Subsequent Material Offering (as defined in Section 3.7(d) hereof), if the Company shall grant or issue any shares of Common Stock, or grant or issue any rights or options for the purchase of, or stock or other securities convertible into, Common Stock (such convertible stock or securities being herein collectively referred to as "Convertible Securities"), including in connection with a Subsequent Material Offering, other than:

          (i) shares issued in a transaction described in subsection (c) of this
Section 3.7; or

          (ii) shares issued, subdivided or combined in transactions described in Section 3.5 if and to the extent that the number of shares of Common Stock received upon conversion of this Debenture shall have been previously adjusted pursuant to Section 3.5 as a result of such issuance, subdivision or combination of such securities;

for a consideration per share which is less than the Conversion Price in effect immediately prior to such issuance or sale (the "Applicable Conversion Price"), then the Applicable Conversion Price in effect immediately prior to such issuance or sale shall, and thereafter, except as otherwise provided in Subsection 3.7 (b) hereof, upon each issuance or sale for a consideration per share which is less than the Applicable Conversion Price, the Applicable Conversion Price shall, simultaneously with such issuance or sale, be adjusted, so that such Applicable Conversion Price shall equal (A) the price per share received by the Company, in the case of the issuance of Common Stock by the Company, or (B) the exercise or conversion price of the Convertible Securities issued by the Company, as applicable.

     (b) If at any time following the Company's completion of a Subsequent Material Offering the Company shall grant or issue any shares of Common Stock, or grant or issue any Convertible Securities, other than:

          (i) shares issued in a transaction described in subsection (c) of this
Section 3.7; or

          (ii) shares issued, subdivided or combined in transactions described in Section 3.5 if and to the extent that the number of shares of Common Stock received upon conversion of this Debenture shall have been previously adjusted pursuant to Section 3.5 as a result of such issuance, subdivision or combination of such securities;

for a consideration per share which is less than the Fair Market Value (as hereinafter defined) of the Common Stock, then the Applicable Conversion Price shall, and thereafter upon each issuance or sale for a consideration per share which is less than the Fair Market Value of the Common Stock, the Applicable Conversion Price shall, simultaneously with such issuance or sale, be adjusted, so that the Applicable Conversion Price shall equal a price determined by multiplying the Applicable Conversion Price by a fraction, of which:

               (A) the numerator shall be the sum of(i) the total number of shares of Common Stock outstanding when the Applicable Conversion Price became effective, plus (ii) the number of shares of Common Stock which the aggregate consideration received, as determined in accordance with Subsection 3.7(e), for the issuance or sale of such additional Common Stock or Convertible Securities deemed to be an issuance of Common Stock as provided in Subsection 3.7(f), would purchase (including any consideration received by the Company upon the issuance of any shares of Common Stock since the date the Applicable Conversion Price became effective not previously included in any computation resulting in an adjustment pursuant to this Section 3.7(b)) at the Fair Market Value of the Common Stock; and

               (B) the denominator shall be the total number of Shares of common Stock outstanding (or deemed to be outstanding as provided in Subsection 3.7(f) hereof) immediately after the issuance or sale of such additional shares.

         For purposes of this Section 3.7, "Fair Market Value", in respect of any such issuance or sale, shall mean the average of the closing price of the Common Stock for each of the twenty (20) consecutive trading days prior to such issuance or sale on the principal national securities exchange on which the Common Stock is traded; or if, during such period, shares of Common Stock are not listed on a national securities exchange but are quoted on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") National Market System, the closing price per share as reported by such system during such period, or the average of the bid and asked prices of the Common Stock in the over-the-counter market at the close of trading during such period if the shares are not traded on an exchange or listed on the NASDAQ National Market System; or if the Common Stock is not traded on a national securities exchange or in the over-the-counter market, the fair market value of a share of Common Stock during such period as determined in good faith by the Board of Directors.

         If, however, the Applicable Conversion Price thus obtained would result in the issuance of a lesser number of shares upon conversion than would be issued at the initial Conversion Price specified in Section 3.1, as appropriate, the Applicable Conversion Price shall be such initial Conversion Price.

         Upon each  adjustment of the Conversion  Price solely  pursuant to this
Section 3 .7(b), the Holder shall thereafter be entitled to acquire upon conversion under Section 3.1 or Section 3.2, at the Applicable Conversion Price, the number of shares of Common Stock obtainable by multiplying the Conversion Price in effect immediately prior to such adjustment by the number of shares of Common Stock acquirable immediately prior to such adjustment and dividing the product thereof by the Applicable Conversion Price resulting from such adjustment.

     (c) Anything in this Section 3.7 to the contrary notwithstanding, no adjustment in the Conversion Price shall be made in connection with:

          (i) the grant, issuance or exercise of any Convertible Securities pursuant to the Company's qualified or non-qualified Employee Stock Option Plans or any other bona fide employee benefit plan or incentive arrangement, adopted or approved by the Company's Board of Directors or approved by the Company's shareholders, as each may be amended from time to time, or under any other bona fide employee benefit plan hereafter adopted by the Company's Board of Directors; or

          (ii) the grant, issuance or exercise of any Convertible Securities in connection with the hire or retention of any officer, director or key employee of the Company, provided such grant is approved by the Company's Board of Directors; or

          (iii) the issuance of any shares of Common Stock or Convertible Securities issued in satisfaction of interest payments on the Debentures and the Existing Debenture (as defined in the Purchase Agreement), including the issuance of Common Stock or Convertible Securities issued in satisfaction of interest payments on debenture instruments issued by the Company in satisfaction of the interest payments on the Debentures and Existing Debentures; or (iv) the issuance of any shares of Common Stock pursuant to the grant or exercise of Convertible Securities outstanding as of the date hereof, including, without limitation, the Debentures (as defined in the Purchase Agreement) (exclusive of any subsequent amendments thereto); or

          (v) the issuance of shares of Common Stock pursuant to the Recapitalization Agreement.

     (d) For purposes hereof, "Subsequent Material Offering" shall mean the grant or issuance of shares of Common Stock, or the grant or issuance of Convertible Securities, during any six (6) month period for an aggregate gross consideration (determined in accordance with Subsection 3.7 (e) hereof) of at least ten million dollars ($10,000,000) for a consideration per share that is in excess of the then Applicable Conversion Price.

     (e) For the purpose of Subsections 3.7(a), 3.7(b) and 3.7(d), the following provisions shall also be applied:

          (i) In case of the issuance or sale of additional shares of Common Stock for cash, the consideration received by the Company therefore shall be deemed to be the amount of cash received by the Company for such shares, before deducting therefrom any commissions, compensation or other expenses paid or incurred by the Company for any underwriting of, or otherwise in connection with, the issuance or sale of such shares.

          (ii) In the case of the issuance of Convertible Securities, the consideration received by the Company therefore shall be deemed to be the amount of cash, if any, received by the Company for the issuance of such rights or options, plus the minimum amounts of cash and fair value of other consideration, if any, payable to the Company upon the exercise of such rights or options or payable to the Company upon conversion of such Convertible Securities.

          (iii) In the case of the issuance of shares of Common Stock or Convertible Securities for a consideration in whole or in part, other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as reasonably determined in good faith by the Board of Directors of the Company (irrespective of accounting treatment thereof); provided, however, that if such consideration consists of the cancellation of debt issued by the Company, the consideration shall be deemed to be the amount the Company received upon issuance of such debt (gross proceeds) plus accrued interest and, in the case of original issue discount or zero coupon indebtedness, accrued value to the date of such cancellation, but not including any premium or discount at which the debt may then be trading or which might otherwise be appropriate for such class of debt.

          (iv) In case of the issuance of additional shares of Common Stock upon the conversion or exchange of any obligations (other than Convertible Securities), the amount of the consideration received by the Company for such Common Stock shall be deemed to be the consideration received by the Company for such obligations or shares so converted or exchanged, before deducting from such consideration so received by the Company any expenses or commissions or compensation incurred or paid by the Company for any underwriting of, or otherwise in connection with, the issuance or sale of such obligations or shares, plus any consideration received by the Company in connection with such conversion or exchange other than a payment in adjustment of interest and dividends. If obligations or shares of the same class or series of a class as the obligations or shares so converted or exchanged have been originally issued for different amounts of consideration, then the amount of consideration received by the Company upon the original issuance of each of the obligations or shares so converted or exchanged shall be deemed to be the average amount of the consideration received by the Company upon the original issuance of all such obligations or shares. The amount of consideration received by the Company upon the original issuance of the obligations or shares so converted or exchanged and the amount of the consideration, if any, other than such obligations or shares, received by the Company upon such conversion or exchange shall be determined in the same manner as provided in paragraphs (i) and (ii) above with respect to the consideration received by the Company in case of the issuance of additional shares of Common Stock or Convertible Securities.

          (v) In the case of the issuance of additional shares of Common Stock as a dividend, the aggregate number of shares of Common Stock issued in payment of such dividend shall be deemed to have been issued at the close of business on the record date fixed for the determination of stockholders entitled to such dividend and shall be deemed to have been issued without consideration; provided, however, that if the Company, after fixing such record date, shall legally abandon its plan to so issue Common Stock as a dividend, no adjustment of the Applicable Conversion Price shall be required by reason of the fixing of such record date.

     (f) For purposes of the adjustment provided for in Subsections 3.7(a) and 3 ..7(b) above, if at any time the Company shall issue any Convertible Securities, the Company shall be deemed to have issued at the time of the issuance of such Convertible Securities the maximum number of shares of Common Stock issuable upon conversion of the total amount of such Convertible Securities.

     (g) On the expiration, cancellation or redemption of any Convertible Securities, the Conversion Price then in effect hereunder shall forthwith be readjusted to such Conversion Price as would have been obtained (a) had the adjustments made upon the issuance or sale of such expired, canceled or redeemed Convertible Securities been made upon the basis of the issuance of only the number of shares of Common Stock theretofore actually delivered upon the exercise or conversion of such Convertible Securities (and the total consideration received therefore) and (b) had all subsequent adjustments been made on only the basis of the Conversion Price as readjusted under this subsection 3.7(g) for all transactions (which would have affected such adjusted Conversion Price) made after the issuance or sale of such Convertible Securities.

     (h) Anything in this Section 3.7 to the contrary notwithstanding, no adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least one cent per share in such Conversion Price; provided, however, that any adjustments which by reason of this subsection 3.7(h) are not required to be made shall be carried forward and taken into account in making subsequent adjustments. All calculations under this
Section 3.7 shall be made to the nearest cent.

     (i) Upon any adjustment of any Conversion Price, then and in each such case the Company shall promptly deliver a notice to the registered Holder of this Debenture, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

      3.8. Reorganization of the Company. If the Company is a party to a merger or other transaction which reclassifies or changes its outstanding Common Stock, upon consummation of such transaction this Debenture shall automatically become convertible into the kind and amount of securities, cash or other assets which the Holder of this Debenture would have owned immediately after such transaction if the Holder had converted this Debenture at the Conversion Price in effect immediately before the effective date of the transaction. Concurrently with the consummation of such transaction, the person obligated to issue securities or deliver cash or other assets upon conversion of this Debenture shall execute and deliver to the Holder a supplemental Debenture so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided in this Article 3. The successor Company shall mail to the Holder a notice describing the supplemental Debenture.

         If securities deliverable upon conversion of this Debenture, as provided above, are themselves convertible into the securities of an affiliate of a corporation formed, surviving or otherwise affected by the merger or other transaction, that issuer shall join in the supplemental Debenture which shall so provide. If this section applies, Section 3.5 does not apply.

                                   ARTICLE IV

                                  MISCELLANEOUS
                                  -------------

      4.1. Default. Upon the occurrence of any one or more of the Events of Default specified in the Purchase Agreement all amounts then remaining unpaid on this Debenture may be declared to be, or automatically become, immediately due and payable as provided in the Purchase Agreement.

      4.2. Collection Costs. In the event that this Debenture shall be placed in the hands of an attorney for collection by reason of any event of default hereunder, the undersigned agrees to pay reasonable attorney's fees and disbursements and other reasonable expenses incurred by the Holder in connection with the collection of this Debenture.

      4.3. Rights Cumulative; Specific Performances. The rights, powers and remedies given to the Payee under this Debenture shall be in addition to all rights, powers and remedies given to it by virtue of the Purchase Agreement, any document or instrument executed in connection therewith, or any statute or rule of law. Without limiting the generality of the foregoing, the Company and Holder acknowledge and agree that the transactions contemplated by this Debenture are unique. Accordingly, the Company acknowledges and agrees that in addition to the other remedies to which the Holder may be entitled, the Holder shall be entitled to a decree of a specific performance and injunctive and other equitable relief to require the Company's compliance with its obligations hereunder.

      4.4. No Waivers. Any forbearance, failure or delay by the Payee in exercising any right, power or remedy under this Debenture, the Purchase Agreement, any documents or instruments executed in connection therewith or otherwise available to the Payee shall not be deemed to be a waiver of such right, power or remedy, nor shall any single or partial exercise of any right, power or remedy preclude the further exercise thereof.

      4.5. Amendments in Writing. Subject to the terms of the Purchase Agreement, no modification or waiver of any provision of this Debenture shall be effective unless it shall be in writing and signed by the Holder, and any such modification or waiver shall apply only in the specific instance for which given.

      4.6. Governing Law; Jurisdiction. (a) This Debenture and the rights of the holders hereof shall be governed by, and construed in accordance with, the laws of the State of New York wherein the terms of this Debenture were negotiated, excluding to the greatest extent permitted by law any rule of law that would cause the application of the laws of any jurisdiction other than the State of New York.

     (b) The undersigned hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or United States Federal court sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Debenture or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the fullest extent permitted by law, in such United States Federal court. The undersigned agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or any other manner provided by law. Nothing in this Debenture or any other Transaction Document shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Debenture or any of the other Transaction Documents in the courts of any jurisdiction.

     (c) The Company irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or in relation to this Debenture or any other transaction document to which it is a party in any such New York State or United States

Federal Court. The Company hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

      4.7. No Counterclaims. The Company waives the right to interpose counterclaims or set-offs of any kind and description in any litigation arising hereunder (whether or not arising out of or relating to this Debenture).

      4.8. Successors. The term "Payee" and "Holder" as used herein shall be deemed to include the Holder and its successors, endorsees and assigns.

      4.9. Certain Waivers. The Company hereby waives presentment, demand for payment, protest, notice of protest and notice of non-payment hereof.

      4.10. Stamp Tax. The Company will pay any documentary stamp taxes attributable to the initial issuance of the Common Stock issuable upon the conversion of this Debenture; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for the Common Stock in a name other than that of the Holder in respect of which such Common Stock is issued, and in such case the Company shall not be required to issue or deliver any certificate for the Common Stock until the person requesting the same has paid to the Company the amount of such tax or has established to the Company's satisfaction that such tax has been paid.

      4.11. Mutilated, Lost, Stolen or Destroyed Debentures. In case this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Debenture, or in lieu of and substitution for the Debenture, mutilated, lost, stolen or destroyed, a new Debenture of like tenor and representing an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and an indemnity, if requested, also reasonably satisfactory to it.

      4.12. Maintenance of Office. The Company covenants and agrees that so long as this Debenture shall be outstanding, it will maintain an office or agency in New York (or such other place as the Company may designate in writing to the holder of this Debenture) where notices, presentations and demands to or upon the Company in respect of this Debenture may be given or made.

      4.13. WAIVER OF JURY TRIAL. THE COMPANY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS DEBENTURE OR ANY OTHER TRANSACTION DOCUMENT TO WHICH IT IS A PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF

         IN WITNESS WHEREOF, Halsey Drug Co., Inc. has caused this Debenture to be signed by its President and to be dated the day and year first above written.

ATTEST [SEAL]                                    HALSEY DRUG CO., INC.


/s/ Peter A. Clemens                        By:  /s/ Michael Reicher
----------------------------                -------------------------------
                                                  Name:  Michael Reicher
                                                  Title: Chief Executive Officer

                                  ATTACHMENT I

                                   Assignment

         For value received, the undersigned hereby assigns subject to the provisions of Section_ of the Purchase Agreement, to ________ $________________ principal amount of the 5% Convertible Senior Secured Debenture due March 31, 2006 evidenced hereby and hereby irrevocably appoints ______________ attorney to transfer the Debenture on the books of the within named corporation with full power of substitution in the premises.

Dated:

In the presence of:

_______________________________             ______________________________

                                  ATTACHMENT II

                                CONVERSION NOTICE
                                -----------------

                            TO: HALSEY DRUG CO., INC.

         The undersigned holder of this Debenture hereby irrevocably exercises the option to convert $_________ principal amount of such Debenture (which may be less than the stated principal amount thereof) into shares of Common Stock of Halsey Drug Co., Inc., in accordance with the terms of such Debenture, and directs that the shares of Common Stock issuable and deliverable upon such conversion, together with a check (if applicable) in payment for any fractional shares as provided in such Debenture, be issued and delivered to the undersigned unless a different name has been indicated below. If shares of Common Stock are to be issued in the name of a person other than the undersigned holder of such Debenture, the undersigned will pay all transfer taxes payable with respect thereto.

                                        ____________________________________
                                        Name and address of Holder

                                        ____________________________________
                                        Signature of Holder


         Principal amount of Debenture to be converted $ __________________

         If shares are to be issued otherwise then to the holder:

____________________________
Name of Transferee

                                        Address of Transferee

                                        ________________________________________

                                        ________________________________________

                                        ________________________________________
                                        Social Security Number of Transferee

                                        ________________________________________

THIS CONVERTIBLE SENIOR SECURED DEBENTURE AND THE COMMON STOCK ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") NOR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNTIL (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE COMPANY OR OTHER COUNSEL TO THE HOLDER OF SUCH DEBENTURE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH DEBENTURE AND/OR COMMON STOCK MAY BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

                              HALSEY DRUG CO., INC.
                     5% Convertible Senior Secured Debenture
                               Due March 31, 2006
$57,875                                                               No. N-7
December 20, 2002

         HALSEY DRUG CO., INC., a corporation organized under the laws of the State of New York (the "Company"), for value received, hereby promises to pay to GALEN EMPLOYEE FUND III, L.P., or registered assigns (the "Payee" or "Holder"), upon due presentation and surrender of this Debenture, on March 31, 2006 (the "Maturity Date"), the principal amount of FIFTY SEVEN THOUSAND EIGHT HUNDRED SEVENTY-FIVE DOLLARS ($57,875) and accrued interest thereon as hereinafter provided.

         This Debenture was issued by the Company pursuant to a certain Debenture Purchase Agreement dated as of December 20, 2002 among the Company and certain purchasers identified therein, including the Payee (together with the Schedules and Exhibits thereto, the "Purchase Agreement") relating to the purchase and sale of 5% Convertible Senior Secured Debentures due March 31, 2006 (together with the Interest Payment Debentures referred to below) (the "Debentures") in the aggregate principal amount of up to $35,000,000. The holders from time to time of the Debentures (including the Holder) are referred to hereinafter as the "Holders". The Holder is entitled to the benefits of the Purchase Agreement, including, without limitation, the rights upon the occurrence and during the continuance of an Event of Default and the benefits of security interests and guaranties referred to below. Reference is made to the Purchase Agreement and the documents entered into pursuant thereto with respect to certain additional rights of the Holder and obligations of the Company and its Subsidiaries not expressly set forth herein. Capitalized terms used herein but not otherwise defined herein shall have the meaning ascribed thereto in the Purchase Agreement. All such rights and obligations set forth in the Purchase Agreement are incorporated herein by reference.

                                   ARTICLE I

              PAYMENT OF PRINCIPAL AND INTEREST; METHOD OF PAYMENT
              ----------------------------------------------------

      1.1. Payment of the principal on this Debenture shall be made in cash, in immediately available funds, such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Interest (computed on the basis of a 360-day year of twelve 30-day months) shall accrue on the unpaid portion of said principal amount from time to time outstanding at the rate of five percent (5%) per annum (the "Stated Interest Rate"), and shall be paid by the Company to the Payee at three (3) month intervals, on each January 1, April 1, July 1 and October 1 during the term of this Debenture, commencing January 1, 2003, and on the Maturity Date (each such date being an "Interest Payment Date") and on the dates specified therefore in Article III hereof. The payment of accrued interest on this Debenture shall be made in the form of 5% convertible senior secured debentures (each, an "Interest Payment Debenture") identical in all respects to this Debenture; provided, however, that (i) the principal amount of such Interest Payment Debenture upon issuance shall be the accrued and unpaid interest for the immediately preceding calendar quarter, (ii) the date of such interest Payment Debenture shall be its issue date, and (iii) the Conversion Price (as defined in Section 3.1(a) hereof) of such debenture shall equal the average of the closing bid and asked prices for the Company's Common Stock as reported in the Over-the-Counter Bulletin Board ("OTC Bulletin Board")(or such other over-the-counter market or exchange on which the Company's Common Stock may then be traded or admitted for trading) for the twenty (20) trading days immediately preceding the date of such interest payment. No cash interest payments will be made on this Debenture, except on the Maturity Date pursuant to the terms of the Interest Rate Debentures. Both principal hereof and interest hereon are payable at the Holder's address above or such other address as the Holder shall designate from time to time by written notice to the Company. The Company will pay or cause to be paid all sums becoming due hereon for principal by check or wire transfer, at the Holder's election, and interest in the form of an Interest Payment Debenture, sent to the Holder's above address or to such other address as the Holder may designate for such purpose from time to time by written notice to the Company, without any requirement for the presentation of this Debenture or making any notation thereon, except that the Holder hereof agrees that payment of the final amount due shall be made only upon surrender of this Debenture to the Company for cancellation. Prior to any sale or other disposition of this instrument, the Holder hereof agrees to endorse hereon the amount of principal paid hereon and the last date to which interest has been paid hereon and to notify the Company of the name and address of the transferee.

      1.2. In the event any payment of principal or, (except to the extent otherwise specified herein) interest or both shall remain unpaid for a period of two (2) business days or more, a late charge equivalent to five (5%) percent of each installment shall be charged and may be satisfied by the Company's issuance of an Interest Payment Debenture having a principal amount which includes such late charge. Interest on the indebtedness evidenced by this Debenture after default or maturity accelerated shall be due and payable at the rate of seven (7%) percent per annum, subject to the limitations of applicable law.

      1.3. If this Debenture or any installment hereof becomes due and payable on a Saturday, Sunday or public holiday under the laws of the State of New York, the due date hereof shall be extended to the next succeeding full business day and interest shall be payable at the rate of five (5%) percent per annum during such extension. All payments received by the Holder shall be applied first to the payment of all accrued interest payable hereunder.

                                   ARTICLE II

                             SECURITY/SUBORDINATION
                             ----------------------

      2.1. The obligations of the Company under this Debenture are secured pursuant to security interests on and collateral assignments of, assets, tangible and intangible, of the Company granted by the Company to the Holder and the other Holders pursuant to a General Security Agreement dated as of December 20, 2002, and the collateral assignments referred to in the Purchase Agreement. In addition, each of Houba, Inc. ("Houba") and Halsey Pharmaceuticals, Inc., each a wholly owned subsidiary of the Company (individually a "Guarantor" and collectively, the "Guarantors"), has executed and delivered in favor of the Holder and the other Holders a Continuing Unconditional Guaranty, dated an even date herewith (each a "Guarantee"), guaranteeing the full and unconditional payment when due of the amounts payable by the Company to the Holder and the other Holders pursuant to the terms of their respective Debentures. The obligations of each Guarantor under its Guaranty are secured (subject to the Subordination Agreement) pursuant to security interests on and collateral assignments of, assets, tangible and intangible, of such Guarantor granted by the Guarantor to the Holder and the other Holders pursuant to a security agreement dated as of December 20, 2002, and the collateral assignments referred to in the Purchase Agreement. The obligations of Houba under its Guaranty are also secured (subject to the Subordination Agreement) pursuant to a mortgage on real property located at I 6235 State Road 17, Culver, Indiana. The rights of the Holders with respect to the collateral described in the security agreements and collateral assignments with the Company and the Guarantors as provided in the Purchase Agreement are subject to the terms of the Subordination Agreement dated of even date herewith by and among the Company, Watson Pharmaceuticals, Inc., the Holders and the other signatories thereto.

                                  ARTICLE III

                                   CONVERSION
                                   ----------

      3.1. Conversion at Option of Holder. At any time after the Shareholders Meeting Date,(the "Initial Conversion Date") until the earlier of(a) the Maturity Date or (b) the conversion of the Debenture in accordance with Section
3.2 hereof, this Debenture is convertible in whole or in part at the Holder's option into shares of Common Stock of the Company upon surrender of this Debenture, at the office of the Company, accompanied by a written notice of conversion in the form of Attachment II hereto, or otherwise in form reasonably satisfactory to the Company duly executed by the registered Holder or its duly authorized attorney. This Debenture is convertible on or after the Initial Conversion Date into shares of Common Stock at a price per share of Common Stock equal to $.34 per share, as such conversion price may be adjusted as provided in Sections 3.5, 3.6 and 3.7 hereof(as so adjusted) (the "Conversion Price"). No fractional shares or scrip representing fractional shares will be issued upon any conversion, but an adjustment in cash will be made, in respect of any fraction of a share which would otherwise be issuable upon the surrender of this Debenture for conversion. The Conversion Price is subject to adjustment as provided in Sections 3.5, 3.6 and 3.7 hereof. Not later than three (3) days following conversion and upon the Holder's compliance with the conversion procedure described in Section 3.3 hereof, the Company shall deliver a certificate for the number of full shares of Common Stock issuable upon conversion and a check for any fractional share and, in the event the Debenture is converted in part, a new Debenture of like tenor in the principal amount equal to the remaining principal balance of this Debenture after giving effect to such partial conversion.

         For purposes hereof the term "Shareholders Meeting Date" shall mean that date on which the shareholders and the debenture holders amend the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock available for issuance from 80,000,000 to such number of shares as shall equal the sum of (i) the Company's issued and outstanding Common Stock, plus (ii) the number of shares of Common Stock issuable upon the conversion and exercise of the Company's outstanding convertible securities, plus (iii) the number of shares of Common Stock issuable upon conversion of the Debentures and exercise of the Watson Warrant , plus (iv) 50 million shares, as shall sum shall be rounded up to the nearest whole five million shares.

      3.2. Conversion at Option of the Company. So long as an Event of Default as provided in Section 12.1(a) of the Purchase Agreement (concerning the Company's failure to pay principal and interest under the Debentures) shall not have occurred and be continuing, in the event that following December 20, 2005,
(i) the average of the closing bid and asked prices per share of the Company's Common Stock as reported by the OTC Bulletin Board (or such other exchange or over-the-counter market on which the Shares may then be listed or admitted for trading) exceeds the product of(x) the then Applicable Conversion Price (as defined in Section 3.7 hereof), multiplied by (y) four (4), such average of bid and ask prices to be determined for each of twenty (20) consecutive trading days in which the average daily trading volume for such twenty (20) trading day period exceeds one million dollars ($1,000,000) (based on the number of Shares traded multiplied by the average of the closing bid and asked prices), or (ii) the Company shall have obtained the written consent of the Holders of at least 75% of the principal amount of the Debentures then outstanding to convert the Debentures into Common Stock, then at any time thereafter until the Maturity Date the Company may upon written notice to the Holders of all Debentures (the "Mandatory Conversion Notice") require that all, but not less than all, of the outstanding principal amount of the Debentures be converted into shares of Common Stock at a price per share equal to the Conversion Price then in effect. The Mandatory Conversion Notice shall state (a) the date fixed for conversion (the "Conversion Date") (which date shall not be prior to the date the Mandatory Conversion Notice is given), (b) any disclosures required by law, (c) the trading dates and closing prices of the Common Stock giving rise to the Company's option to require conversion of the Debenture, (d) that the Debentures shall cease to accrue interest after the day immediately preceding the Conversion Date, (e) the place where the Debentures shall be delivered and (f) any other instructions that Holders must follow in order to tender their Debentures in exchange for certificates for Common Stock. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity of the proceedings for such conversion, except as to a Holder (i) to whom notice was not mailed or (ii) whose notice was defective. An affidavit of the Secretary or an Assistant Secretary of the Company or an agent employed by the Company that notice of conversion has been mailed postage prepaid to the last address of the Holder appearing on the Debenture registry books kept by the Company shall, in the absence of fraud, be prima facie evidence of the facts stated therein. On and after the Conversion Date, except as provided in the next two sentences, Holders of the Debentures shall have no further rights except to receive, upon surrender of the Debentures, a certificate or certificates for the number of shares of Common Stock as to which the Debenture shall have been converted. Interest shall accrue to and including the day prior to the Conversion Date and shall be paid on the last day of the month in which Conversion Date occurs. No fractional shares or scrip representing fractional shares will be issued upon any conversion, but an adjustment in cash will be made, in respect of any fraction of a share which would otherwise be issuable upon the surrender of this Debenture for conversion.

      3.3. Registration of Transfer; Conversion Procedure. The Company shall maintain books for the transfer and registration of the Debentures. Upon the transfer of any Debenture in accordance with the provisions of the Purchase Agreement, the Company shall issue and register the Debenture in the names of the new Holders. The Debentures shall be signed manually by the Chairman, Chief Executive Officer, President or any Vice President and the Secretary or Assistant Secretary of the Company. The Company shall convert, from time to time, any outstanding Debentures upon the books to be maintained by the Company for such purpose upon surrender thereof for conversion properly endorsed and, in the case of a conversion pursuant to Section 3.1 hereof, accompanied by a properly completed and executed Conversion Notice attached hereto as Attachment
II. Subject to the terms of this Debenture, not later than three (3) days following the surrender of this Debenture the Company shall issue and deliver to or upon the written order of the Holder of such Debenture and in such name or names as such Holder may designate, a certificate or certificates for the number of full shares of Common Stock due to such Holder upon the conversion of this Debenture. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become the Holder of record of such Shares as of the date of the surrender of this Debenture.

      3.4. Company to Provide Common Stock. The Company has reserved the remaining balance of its authorized but unissued and unreserved shares of Common Stock to permit the conversion of the Debentures to the extent of its current unissued and unreserved authorized Common Stock. In accordance with the provisions of Section 9.12 of the Purchase Agreement, the Company covenants to seek the approval of its shareholders and directors to amend its Certificate of Incorporation (i) to increase its authorized shares from 80,000,000 to such number of shares as shall equal the sum of(A) the Company's issued and outstanding Common Stock, plus (B) the number of shares of Common Stock issuable upon the conversion and exercise of the Company's outstanding convertible securities, plus (C) the number of shares of Common Stock issuable upon conversion of the Debentures and exercise of the Watson Warrant, plus (D) 50 million shares, as such sum shall be rounded up to the nearest whole five million shares, and (ii) to provide voting rights to the Holders on an as converted basis as a single class with the holders of the Common Stock. Promptly upon receipt of shareholder approval to amend its certificate of incorporation to increase its authorized shares, the Company shall reserve out of its authorized but unissued shares of Common Stock a sufficient number of shares to permit the conversion of the Debentures in full. The shares of Common Stock which may be issued upon the conversion of the Debentures shall be fully paid and non-assessable and free of preemptive rights. The Company will comply with all securities laws regulating the offer and delivery of the Shares upon conversion of the Debentures and will list such shares on each national securities exchange, if any, upon which the Common Stock may then be listed.

      3.5. Dividends; Reclassifications, etc. In the event that the Company shall, at any time prior to the earlier to occur of(a) exercise of conversion rights hereunder and (b) the Maturity Date: (i) declare or pay to the holders of the Common Stock a dividend payable in any kind of shares of capital stock of the Company; or (ii) change or divide or otherwise reclassify its Common Stock into the same or a different number of shares with or without par value, or in shares of any class or classes; or (iii) transfer its property as an entirety or substantially as an entirety to any other company or entity; or (iv) make any distribution of its assets to holders of its Common Stock as a liquidation or partial liquidation dividend or by way of return of capital; then, upon the subsequent exercise of conversion rights, the Holder shall receive, in addition to for the shares of Common Stock to which it would otherwise be entitled upon such exercise, such additional shares of stock or scrip of the Company, or such reclassified shares of stock of the Company, or such shares of the securities or property of the Company resulting from transfer, or such assets of the Company, which it would have been entitled to receive had it exercised these conversion rights prior to the happening of any of the foregoing events.

      3.6. Notice to Holder. If, at any time while this Debenture is outstanding, the Company shall pay any dividend payable in cash or in Common Stock, shall offer to the holders of its Common Stock for subscription or purchase by them any shares of stock of any class or any other rights, shall enter into an agreement to merge or consolidate with another corporation, shall propose any capital reorganization or reclassification of the capital stock of the Company, including any subdivision or combination of its outstanding shares of Common Stock or there shall be contemplated a voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall cause notice thereof to be mailed to the registered Holder of this Debenture at its address appearing on the registration books of the Company, at least thirty (30) days prior to the record date as of which holders of Common Stock shall participate in such dividend, distribution or subscription or other rights or at least thirty (30) days prior to the effective date of the merger, consolidation, reorganization, reclassification or dissolution. If, at any time prior to the earlier of(a) the Maturity Date, or (b) the Conversion of the Debenture, the number of outstanding shares of Common Stock is (i) increased by a stock dividend payable in shares of Common Stock or by a subdivision or split up of shares of Common Stock, or (ii) decreased by a combination of shares of Common Stock, then, simultaneously with the occurrence of such event, the Conversion Price shall be adjusted automatically to a new amount equal to the product of(A) the Conversion Price in effect on such record date and (B) the quotient obtained by dividing (x) the number of shares of Common Stock outstanding on such record date (without giving effect to the events referred to in the foregoing clauses
(i) or (ii)) by (y) the number of shares of Common Stock which would be outstanding immediately after the event referred to in the foregoing clauses (i) or (ii).

      3.7. Adjustments to Conversion Price. In order to prevent dilution of the conversion right granted hereunder, the Conversion Price shall be subject to adjustment from time to time in accordance with this Section 3.7. The Conversion Price in effect at the time of the exercise of conversion rights hereunder shall be subject to adjustment from time to time as follows:

     (a) Until such time as the Company completes a Subsequent Material Offering (as defined in Section 3.7(d) hereof), if the Company shall grant or issue any shares of

Common Stock, or grant or issue any rights or options for the purchase of, or stock or other securities convertible into, Common Stock (such convertible stock or securities being herein collectively referred to as "Convertible Securities"), including in connection with a Subsequent Material Offering, other than:

          (i) shares issued in a transaction described in subsection (c) of this
Section 3.7; or

          (ii) shares issued, subdivided or combined in transactions described in Section 3 .5 if and to the extent that the number of shares of Common Stock received upon conversion of this Debenture shall have been previously adjusted pursuant to Section 3.5 as a result of such issuance, subdivision or combination of such securities;

for a consideration per share which is less than the Conversion Price in effect immediately prior to such issuance or sale (the "Applicable Conversion Price"), then the Applicable Conversion Price in effect immediately prior to such issuance or sale shall, and thereafter, except as otherwise provided in Subsection 3.7 (b) hereof, upon each issuance or sale for a consideration per share which is less than the Applicable Conversion Price, the Applicable Conversion Price shall, simultaneously with such issuance or sale, be adjusted, so that such Applicable Conversion Price shall equal (A) the price per share received by the Company, in the case of the issuance of Common Stock by the Company, or (B) the exercise or conversion price of the Convertible Securities issued by the Company, as applicable.

     (b) If at any time following the Company's completion of a Subsequent Material Offering the Company shall grant or issue any shares of Common Stock, or grant or issue any Convertible Securities, other than:

          (i) shares issued in a transaction described in subsection (c) of this
Section 3.7; or

shares issued, subdivided or combined in transactions described in Section 3.5 if and to the extent that the number of shares of Common Stock received upon conversion of this Debenture shall have been previously adjusted pursuant to
Section 3.5 as a result of such issuance, subdivision or combination of such securities;

for a consideration per share which is less than the Fair Market Value (as hereinafter defined) of the Common Stock, then the Applicable Conversion Price shall, and thereafter upon each issuance or sale for a consideration per share which is less than the Fair Market Value of the Common Stock, the Applicable Conversion Price shall, simultaneously with such issuance or sale, be adjusted, so that the Applicable Conversion Price shall equal a price determined by multiplying the Applicable Conversion Price by a fraction, of which:

               (A) the numerator shall be the sum of(i) the total number of shares of Common Stock outstanding when the Applicable Conversion Price became effective, plus (ii) the number of shares of Common Stock which the aggregate consideration received, as determined in accordance with Subsection 3.7(e), for the issuance or sale of such additional Common Stock or Convertible Securities deemed to be an issuance of Common Stock as provided in Subsection 3.7(f), would purchase (including any consideration received by the Company upon the issuance of any shares of Common Stock since the date the Applicable Conversion Price became effective not previously included in any computation resulting in an adjustment pursuant to this Section 3.7(b)) at the Fair Market Value of the Common Stock; and

               (B) the denominator shall be the total number of Shares of Common Stock outstanding (or deemed to be outstanding as provided in Subsection 3.7(f) hereof) immediately after the issuance or sale of such additional shares.

         For purposes of this Section 3.7, "Fair Market Value", in respect of any such issuance or sale, shall mean the average of the closing price of the Common Stock for each of the twenty (20) consecutive trading days prior to such issuance or sale on the principal national securities exchange on which the Common Stock is traded; or if, during such period, shares of Common Stock are not listed on a national securities exchange but are quoted on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") National Market System, the closing price per share as reported by such system during such period, or the average of the bid and asked prices of the Common Stock in the over-the-counter market at the close of trading during such period if the shares are not traded on an exchange or listed on the NASDAQ National Market System; or if the Common Stock is not traded on a national securities exchange or in the over-the-counter market, the fair market value of a share of Common Stock during such period as determined in good faith by the Board of Directors.

         If, however, the Applicable Conversion Price thus obtained would result in the issuance of a lesser number of shares upon conversion than would be issued at the initial Conversion Price specified in Section 3.1, as appropriate, the Applicable Conversion Price shall be such initial Conversion Price.

         Upon each  adjustment of the Conversion  Price solely  pursuant to this
Section 3.7(b), the Holder shall thereafter be entitled to acquire upon conversion under Section 3.1 or Section 3.2, at the Applicable Conversion Price, the number of shares of Common Stock obtainable by multiplying the Conversion Price in effect immediately prior to such adjustment by the number of shares of Common Stock acquirable immediately prior to such adjustment and dividing the product thereof by the Applicable Conversion Price resulting from such adjustment.

     (c) Anything in this Section 3.7 to the contrary notwithstanding, no adjustment in the Conversion Price shall be made in connection with:

          (i) the grant, issuance or exercise of any Convertible Securities pursuant to the Company's qualified or non-qualified Employee Stock Option Plans or any other bona fide employee benefit plan or incentive arrangement, adopted or approved by the Company's Board of Directors or approved by the Company's shareholders, as each may be amended from time to time, or under any other bona fide employee benefit plan hereafter adopted by the Company's Board of Directors; or

          (ii) the grant, issuance or exercise of any Convertible Securities in connection with the hire or retention of any officer, director or key employee of the Company, provided such grant is approved by the Company's Board of Directors; or

          (iii) the issuance of any shares of Common Stock or Convertible Securities issued in satisfaction of interest payments on the Debentures and the Existing Debenture (as defined in the Purchase Agreement), including the issuance of Common Stock or Convertible Securities issued in satisfaction of interest payments on debenture instruments issued by the Company in satisfaction of the interest payments on the Debentures and Existing Debentures; or

          (iv) the issuance of any shares of Common Stock pursuant to the grant or exercise of Convertible Securities outstanding as of the date hereof, including, without limitation, the Debentures (as defined in the Purchase Agreement) (exclusive of any subsequent amendments thereto); or

          (v) the issuance of shares of Common Stock pursuant to the Recapitalization Agreement.

     (d) For purposes hereof, "Subsequent Material Offering" shall mean the grant or issuance of shares of Common Stock, or the grant or issuance of Convertible Securities, during any six (6) month period for an aggregate gross consideration (determined in accordance with Subsection 3.7 (e) hereof) of at least ten million dollars ($10,000,000) for a consideration per share that is in excess of the then Applicable Conversion Price.

     (e) For the purpose of Subsections 3.7(a), 3.7(b) and 3.7(d), the following provisions shall also be applied:

          (i) In case of the issuance or sale of additional shares of Common Stock for cash, the consideration received by the Company therefore shall be deemed to be the amount of cash received by the Company for such shares, before deducting therefrom any commissions, compensation or other expenses paid or incurred by the Company for any underwriting of, or otherwise in connection with, the issuance or sale of such shares.

          (ii) In the case of the issuance of Convertible Securities, the consideration received by the Company therefore shall be deemed to be the amount of cash, if any, received by the Company for the issuance of such rights or options, plus the minimum amounts of cash and fair value of other consideration, if any, payable to the Company upon the exercise of such rights or options or payable to the Company upon conversion of such Convertible Securities.

          (iii) In the case of the issuance of shares of Common Stock or Convertible Securities for a consideration in whole or in part, other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as reasonably determined in good faith by the Board of Directors of the Company (irrespective of accounting treatment thereof); provided, however, that if such consideration consists of the cancellation of debt issued by the Company, the consideration shall be deemed to be the amount the Company received upon issuance of such debt (gross proceeds) plus accrued interest and, in the case of original issue discount or zero coupon indebtedness, accrued value to the date of such cancellation, but not including any premium or discount at which the debt may then be trading or which might otherwise be appropriate for such class of debt.

          (iv) In case of the issuance of additional shares of Common Stock upon the conversion or exchange of any obligations (other than Convertible Securities), the amount of the consideration received by the Company for such Common Stock shall be deemed to be the consideration received by the Company for such obligations or shares so converted or exchanged, before deducting from such consideration so received by the Company any expenses or commissions or compensation incurred or paid by the Company for any underwriting of, or otherwise in connection with, the issuance or sale of such obligations or shares, plus any consideration received by the Company in connection with such conversion or exchange other than a payment in adjustment of interest and dividends. If obligations or shares of the same class or series of a class as the obligations or shares so converted or exchanged have been originally issued for different amounts of consideration, then the amount of consideration received by the Company upon the original issuance of each of the obligations or shares so converted or exchanged shall be deemed to be the average amount of the consideration received by the Company upon the original issuance of all such obligations or shares. The amount of consideration received by the Company upon the original issuance of the obligations or shares so converted or exchanged and the amount of the consideration, if any, other than such obligations or shares, received by the Company upon such conversion or exchange shall be determined in the same manner as provided in paragraphs (i) and (ii) above with respect to the consideration received by the Company in case of the issuance of additional shares of Common Stock or Convertible Securities.

          (v) In the case of the issuance of additional shares of Common Stock as a dividend, the aggregate number of shares of Common Stock issued in payment of such dividend shall be deemed to have been issued at the close of business on the record date fixed for the determination of stockholders entitled to such dividend and shall be deemed to have been issued without consideration; provided, however, that if the Company, after fixing such record date, shall legally abandon its plan to so issue Common Stock as a dividend, no adjustment of the Applicable Conversion Price shall be required by reason of the fixing of such record date.

     (f) For purposes of the adjustment provided for in Subsections 3.7(a) and 3.7(b) above, if at any time the Company shall issue any Convertible Securities, the Company shall be deemed to have issued at the time of the issuance of such Convertible Securities the maximum number of shares of Common Stock issuable upon conversion of the total amount of such Convertible Securities.

     (g) On the expiration, cancellation or redemption of any Convertible Securities, the Conversion Price then in effect hereunder shall forthwith be readjusted to such Conversion Price as would have been obtained (a) had the adjustments made upon the issuance or sale of such expired, canceled or redeemed Convertible Securities been made upon the basis of the issuance of only the number of shares of Common Stock theretofore actually delivered upon the exercise or conversion of such Convertible Securities (and the total consideration received therefore) and (b) had all subsequent adjustments been made on only the basis of the Conversion Price as readjusted under this subsection 3.7(g) for all transactions (which would have affected such adjusted Conversion Price) made after the issuance or sale of such Convertible Securities.

     (h) Anything in this Section 3.7 to the contrary notwithstanding, no adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least one cent per share in such Conversion Price; provided, however, that any adjustments which by reason of this subsection 3.7(h) are not required to be made shall be carried forward and taken into account in making subsequent adjustments. All calculations under this
Section 3.7 shall be made to the nearest cent.

     (i) Upon any adjustment of any Conversion Price, then and in each such case the Company shall promptly deliver a notice to the registered Holder of this Debenture, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

      3.8. Reorganization of the Company. If the Company is a party to a merger or other transaction which reclassifies or changes its outstanding Common Stock, upon consummation of such transaction this Debenture shall automatically become convertible into the kind and amount of securities, cash or other assets which the Holder of this Debenture would have owned immediately after such transaction if the Holder had converted this Debenture at the Conversion Price in effect immediately before the effective date of the transaction. Concurrently with the consummation of such transaction, the person obligated to issue securities or deliver cash or other assets upon conversion of this Debenture shall execute and deliver to the Holder a supplemental Debenture so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided in this Article 3. The successor Company shall mail to the Holder a notice describing the supplemental Debenture.

         If securities deliverable upon conversion of this Debenture, as provided above, are themselves convertible into the securities of an affiliate of a corporation formed, surviving or otherwise affected by the merger or other transaction, that issuer shall join in the supplemental Debenture which shall so provide. If this section applies, Section 3.5 does not apply.

                                   ARTICLE IV

                                  MISCELLANEOUS
                                  -------------

      4.1. Default. Upon the occurrence of any one or more of the Events of Default specified in the Purchase Agreement all amounts then remaining unpaid on this Debenture may be declared to be, or automatically become, immediately due and payable as provided in the Purchase Agreement.

      4.2. Collection Costs. In the event that this Debenture shall be placed in the hands of an attorney for collection by reason of any event of default hereunder, the undersigned agrees to pay reasonable attorney's fees and disbursements and other reasonable expenses incurred by the Holder in connection with the collection of this Debenture.

      4.3. Rights Cumulative; Specific Performances. The rights, powers and remedies given to the Payee under this Debenture shall be in addition to all rights, powers and remedies given to it by virtue of the Purchase Agreement, any document or instrument executed in connection therewith, or any statute or rule of law. Without limiting the generality of the foregoing, the Company and Holder acknowledge and agree that the transactions contemplated by this Debenture are unique. Accordingly, the Company acknowledges and agrees that in addition to the other remedies to which the Holder may be entitled, the Holder shall be entitled to a decree of a specific performance and injunctive and other equitable relief to require the Company's compliance with its obligations hereunder.

      4.4. No Waivers. Any forbearance, failure or delay by the Payee in exercising any right, power or remedy under this Debenture, the Purchase Agreement, any documents or instruments executed in connection therewith or otherwise available to the Payee shall not be deemed to be a waiver of such right, power or remedy, nor shall any single or partial exercise of any right, power or remedy preclude the further exercise thereof.

      4.5. Amendments in Writing. Subject to the terms of the Purchase Agreement, no modification or waiver of any provision of this Debenture shall be effective unless it shall be in writing and signed by the Holder, and any such modification or waiver shall apply only in the specific instance for which given.

      4.6. Governing Law; Jurisdiction. (a) This Debenture and the rights of the holders hereof shall be governed by, and construed in accordance with, the laws of the State of New York wherein the terms of this Debenture were negotiated, excluding to the greatest extent permitted by law any rule of law that would cause the application of the laws of any jurisdiction other than the State of New York.

      (b) The undersigned hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or United States Federal court sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Debenture or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the fullest extent permitted by law, in such United States Federal court. The undersigned agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or any other manner provided by law. Nothing in this Debenture or any other Transaction Document shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Debenture or any of the other Transaction Documents in the courts of any jurisdiction.

      (c) The Company irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or in relation to this Debenture or any other transaction document to which it is a party in any such New York State or United States

Federal Court. The Company hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

      4.7. No Counterclaims. The Company waives the right to interpose counterclaims or set-offs of any kind and description in any litigation arising hereunder (whether or not arising out of or relating to this Debenture).

      4.8. Successors. The term "Payee" and "Holder" as used herein shall be deemed to include the Holder and its successors, endorsees and assigns.

      4.9. Certain Waivers. The Company hereby waives presentment, demand for payment, protest, notice of protest and notice payment-payment hereof.

      4.10. Stamp Tax. The Company will pay any documentary stamp taxes attributable to the initial issuance of the Common Stock issuable upon the conversion of this Debenture; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for the Common Stock in a name other than that of the Holder in respect of which such Common Stock is issued, and in such case the Company shall not be required to issue or deliver any certificate for the Common Stock until the person requesting the same has paid to the Company the amount of such tax or has established to the Company's satisfaction that such tax has been paid.

      4.11. Mutilated, Lost, Stolen or Destroyed Debentures. In case this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Debenture, or in lieu of and substitution for the Debenture, mutilated, lost, stolen or destroyed, a new Debenture of like tenor and representing an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and an indemnity, if requested, also reasonably satisfactory to it.

      4.12. Maintenance of Office. The Company covenants and agrees that so long as this Debenture shall be outstanding, it will maintain an office or agency in New York (or such other place as the Company may designate in writing to the holder of this Debenture) where notices, presentations and demands to or upon the Company in respect of this Debenture may be given or made.

      4.13. WAIVER OF JURY TRIAL. THE COMPANY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS DEBENTURE OR ANY OTHER TRANSACTION DOCUMENT TO WHICH IT IS A PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

      IN WITNESS WHEREOF, Halsey Drug Co., Inc. has caused this Debenture to be signed by its President and to be dated the day and year first above written.

ATTEST [SEAL]                    HALSEY DRUG CO., INC.


/s/ Peter A. Clemens                 By:       /s/ Michael Reicher
----------------------------                  ----------------------------------
                                             Name:  Michael Reicher
                                             Title:  Chief Executive Officer

                                  ATTACHMENT I

                                   Assignment

         For value received, the undersigned hereby assigns subject to the provisions of Section of the Purchase Agreement, to ________ $______________principal amount of the 5% Convertible Senior Secured Debenture due March 31,2006 evidenced hereby and hereby irrevocably appoints _______________ attorney to transfer the Debenture on the books of the within named corporation with full power of substitution in the premises.

Dated:

In the presence of:

__________________________________          __________________________________

                                  ATTACHMENT II

                                CONVERSION NOTICE
                                -----------------

                            TO: HALSEY DRUG CO., INC.

         The undersigned holder of this Debenture hereby irrevocably exercises the option to convert $_________ principal amount of such Debenture (which may be less than the stated principal amount thereof) into shares of Common Stock falsely Drug Co., Inc., in accordance with the terms of such Debenture, and directs that the shares of Common Stock issuable and deliverable upon such conversion, together with a check (if applicable) in payment for any fractional shares as provided in such Debenture, be issued and delivered to the undersigned unless a different name has been indicated below. If shares of Common Stock are to be issued in the name of a person other than the undersigned holder of such Debenture, the undersigned will pay all transfer taxes payable with respect thereto.

                                          ____________________________________
                                          Name and address of Holder

                                          ____________________________________
                                          Signature of Holder


         Principal amount of Debenture to be converted $__________________

         If shares are to be issued otherwise then to the holder:


Name of Transferee

                                                    Address of Transferee

                                           _____________________________________

                                           _____________________________________

                                           _____________________________________
                                           Social Security Number of Transferee

_                                          ____________________________________